Parker Hannifin Corporation Fiscal 2025 Second Quarter Earnings Presentation January 30, 2025 Exhibit 99.2

Forward-Looking Statements and Non-GAAP Financial Measures Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. Often but not always, these statements may be identified from the use of forward-looking terminology such as “anticipates,” “believes,” “may,” “should,” “could,” “expects,” “targets,” “is likely,” “will,” or the negative of these terms and similar expressions, and may also include statements regarding future performance, orders, earnings projections, events or developments. Parker cautions readers not to place undue reliance on these statements. It is possible that the future performance may differ materially from expectations, including those based on past performance. Among other factors that may affect future performance are: changes in business relationships with and orders by or from major customers, suppliers or distributors, including delays or cancellations in shipments; disputes regarding contract terms, changes in contract costs and revenue estimates for new development programs; changes in product mix; ability to identify acceptable strategic acquisition targets; uncertainties surrounding timing, successful completion or integration of acquisitions and similar transactions; ability to successfully divest businesses planned for divestiture and realize the anticipated benefits of such divestitures; the determination and ability to successfully undertake business realignment activities and the expected costs, including cost savings, thereof; ability to implement successfully business and operating initiatives, including the timing, price and execution of share repurchases and other capital initiatives; availability, cost increases of or other limitations on our access to raw materials, component products and/or commodities if associated costs cannot be recovered in product pricing; ability to manage costs related to insurance and employee retirement and health care benefits; legal and regulatory developments and other government actions, including related to environmental protection, and associated compliance costs; supply chain and labor disruptions, including as a result of tariffs and labor shortages; threats associated with international conflicts and cybersecurity risks and risks associated with protecting our intellectual property; uncertainties surrounding the ultimate resolution of outstanding legal proceedings, including the outcome of any appeals; effects on market conditions, including sales and pricing, resulting from global reactions to U.S. trade policies; manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and economic conditions such as inflation, deflation, interest rates and credit availability; inability to obtain, or meet conditions imposed for, required governmental and regulatory approvals; changes in the tax laws in the United States and foreign jurisdictions and judicial or regulatory interpretations thereof; and large scale disasters, such as floods, earthquakes, hurricanes, industrial accidents and pandemics. Readers should also consider forward-looking statements in light of risk factors discussed in Parker’s Annual Report on Form 10-K for the fiscal year ended June 30, 2024 and other periodic filings made with the SEC. This presentation contains references to non-GAAP financial information including adjusted net income, organic sales, adjusted earnings per share, adjusted segment operating margin for Parker and by segment, EBITDA, EBITDA margin, adjusted EBITDA, adjusted EBITDA margin, free cash flow, and free cash flow margin. As used in this presentation, EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA before business realignment, integration costs to achieve, acquisition related expenses, and other one-time items. Free cash flow is defined as cash flow from operations less capital expenditures. Although adjusted net income, organic sales, adjusted earnings per share, adjusted segment operating margin for Parker and by segment, EBITDA, EBITDA margin, adjusted EBITDA, adjusted EBITDA margin, free cash flow, and free cash flow margin are not measures of performance calculated in accordance with GAAP, we believe that they are useful to an investor in evaluating the company performance for the periods presented. Detailed reconciliations of these non-GAAP financial measures to the comparable GAAP financial measures have been included in the appendix to this presentation. Please visit investors.parker.com for more information. 2

Operational Excellence Delivers Record Performance

- Top quartile safety performance
- Strength of our balanced portfolio
- Continued strong Aerospace aftermarket
- Record Adjusted Segment Operating Margin[1] of 25.6%
- Record YTD Cash Flow from Operations of $1.7B
- Longer cycle businesses drive positive orders

FY25 Q2 Highlights	
19% Reduction in Recordable Incidents	**$4.7B** Sales (1.6%) Reported +0.7% Organic[1]
25.6% Adjusted Segment Operating Margin[1] +110 bps	**26.8%** Adjusted EBITDA Margin[1] +110 bps
6% Adjusted EPS Growth[1]	**$1.7B** YTD CFOA +24.2% Growth

1. Includes certain non-GAAP adjustments and financial measures. See Appendix for additional details and reconciliations.
Note: FY25 Q2 As Reported: Segment Operating Margin of 22.1%, EBITDA Margin of 31.5%, Net Income of $949M, EPS growth of 39%.

3

Our Business System Drives Operational Excellence 4

5 The Parker Lean System is Fundamental to our Culture

The Win Strategy Drives Performance through the Cycle

Background

- A North American Filtration division example
- Diverse exposure across industrial market verticals
- Balanced OEM / Aftermarket

Win Strategy Execution

- Safety
- The Parker Lean System
- Simple by Design
- Strategic Supply Chain

FY25 YTD Results

1st Quartile ↑
Safety

(MSD%) ↓
Sales Growth

50 bps ↑
Adj. Division Margin Expansion[1]

52% ↓
Improvement in RPPM
(Rejected Parts per Million)

1. Includes certain non-GAAP adjustments and financial measures. See slide 22 in the Appendix for additional details and reconciliations.

6

A Transformed Portfolio: Strong Long-Cycle Orders


Parker Order Rates
5%
3%
2%
3%
2%
2%
0%
1%
1%
5%
FY23 Q1
Q2
Q3
Q4
FY24 Q1
Q2
Q3
Q4
FY25 Q1
Q2

- Order rates increased across all reported businesses
- Aerospace order strength continued in both Aftermarket and OEM
- Industrial North America orders turned positive on long-cycle strength
- Industrial International order growth continued, led by Asia

Note: All comparisons are at constant currency exchange rates; with the prior year quarter restated to the current-year rates and exclude divestitures. Diversified Industrial orders are rolling 3-month average computations and Aerospace Systems are rolling 12-month average computations.

Parker

7

FY25 Sales Growth Forecast by Key Market Verticals

Key Market Verticals	% of Sales	Previous FY25 Guidance	Commentary	Current FY25 Guidance	Current vs. Previous Guidance
Aerospace & Defense	33%	~10%	▪ Aftermarket strength continues ▪ Gradual OEM rate increase	~11%	
In-Plant & Industrial	20%	LSD	▪ Continued delays in expected industrial recovery ▪ Distribution expecting recovery	LSD	
Transportation	15%	LSD	▪ Automotive market weakness ▪ Work truck demand remains strong	Neutral	
Off-Highway	15%	(HSD)	▪ OEM destocking continues ▪ Ag weakness persists	(Mid-Teens)	
Energy	8%	Neutral	▪ Projects & CapEx delays continue	Neutral	
HVAC/R	4%	LSD	▪ Refrigerant changes driving growth	MSD	

FY25 Organic Forecast: ~2%

8

Summary of Fiscal 2025 2nd Quarter Highlights

FY25 Q2 Financial Summary 1. Sales figures As Reported. Includes certain non-GAAP adjustments and financial measures. See Appendix for additional details and reconciliations. Note: FY24 Q2 As Reported: Segment Operating Margin of 21.1%, EBITDA Margin of 25.4%, Net Income of $682M, EPS of $5.23. 10 $ Millions, except per share amounts FY25 Q2 FY25 Q2 FY24 Q2 YoY Change As Reported Adjusted¹ Adjusted¹ Adjusted Sales $4,743 $4,743 $4,821 (1.6%) Segment Operating Margin 22.1% 25.6% 24.5% +110 bps EBITDA Margin 31.5% 26.8% 25.7% +110 bps Net Income $949 $853 $802 +6.3% EPS $7.25 $6.53 $6.15 +6.2%

FY25 Q2 Adjusted Earnings per Share Bridge 1. FY24 Q2 As Reported EPS of $5.23. FY25 Q2 As Reported EPS of $7.25. Includes certain non-GAAP adjustments and financial measures. See Appendix for additional details and reconciliations. 11 $5.16 $6.13 $4.74 $5.96 $0.17 ($0.03) $0.20 $0.03 $0.03 ($0.02) FY24 Q2 Adjusted EPS¹ Segment Operating Income Interest Expense Income Tax Other Expense Corp G&A Share Count FY25 Q2 Adjusted EPS¹ $6.15 $6.53

FY25 Q2 Segment Performance

		Sales As Reported $ Organic %[1]	Segment Operating Margin As Reported	Segment Operating Margin Adjusted[1]	Order Rates[2]	Commentary
Diversified Industrial	North America Businesses	$1,928M (5.0%) Organic	22.1%	24.6% +40 bps YoY	+3%	▪ Record adjusted segment operating margins ▪ Continued softness in transportation and off-highway ▪ Delayed industrial recovery
Diversified Industrial	International Businesses	$1,325M (3.0%) Organic	21.4%	24.1% +110 bps YoY	+4%	▪ Record adjusted segment operating margins ▪ Broad-based softness remains in Europe ▪ Gradual recovery continues in Asia
	Aerospace Systems	$1,490M +14.0% Organic	22.7%	28.2% +170 bps YoY	+9%	▪ Record sales and adjusted segment operating margin ▪ Achieved 14% organic sales growth ▪ 20%+ MRO and mid-single digit OEM sales growth
	Parker	$4,743M +0.7% Organic	22.1%	25.6% +110 bps YoY	+5%	▪ Operational excellence & transformed portfolio ▪ Record adjusted segment operating margins ▪ Longer cycle businesses drive order growth

1. Includes certain non-GAAP adjustments and financial measures. See Appendix for additional details and reconciliations.
2. All comparisons are at constant currency exchange rates; with the prior year quarter restated to the current-year rates and exclude divestitures. Diversified Industrial orders are rolling 3-month average computations and Aerospace Systems are rolling 12-month average computations.

12

$1.1B $1.5B CFOA $1.4B $1.7B CFOA FY25 Q2 YTD Cash Flow Performance 1. Includes certain non-GAAP adjustments and financial measures. See Appendix for additional details and reconciliations. 13 Free Cash Flow1 11.9% 15.2% Cash Flow from Operations 14.0% 17.4% FY24 FY25 % to sales $1.7B Cash Flow from Operations +24.2% growth 17.4% Cash Flow from Operations Margin 15.2% Free Cash Flow Margin1 $1.5B Free Cash Flow1 +27.4% growth $1.5B YTD Debt Reduction (includes $0.6B proceeds from divestitures) Cash Flow Highlights FY25FY24

FY25 Guidance Update

EPS Midpoint: $24.76 As Reported, $26.70 Adjusted

Guidance Metric	FY25 Full Year	Full Year Assumptions	FY25 Q3 Midpoint
Reported Sales	(2%) - 1%	▪ Currency unfavorable (~1%) ▪ Divestitures impact (~1.5%)	~$4.9B
Organic Sales Growth[1]	~2%	▪ Raised Aerospace organic growth to 11% ▪ Continued delays in expected industrial recovery	~1.5%
Adj. Operating Margin[1]	~25.8%	▪ All segments expected to expand margins ▪ 90 bps margin expansion vs. prior year	~25.6%
Adj. EPS[1]	$26.40 - $27.00	▪ Full year tax rate ~22% ▪ Split: 1H: 48% | 2H: 52%	$6.65
Free Cash Flow[1]	$3.0B - $3.3B	▪ CapEx: ~2% of sales ▪ FCF Conversion >100%	- -

1. Includes certain non-GAAP adjustments and financial measures. See Appendix for additional details and reconciliations.

Parker

14

What Drives Parker  Safety, Engagement, Ownership  Living up to Our Purpose  Top Quartile Performance  Great Generators & Deployers of Cash 15

Upcoming Event Calendar FY25 Q3 Earnings Release May 1, 2025 FY25 Q4 Earnings Release August 7, 2025

Appendix  FY25 Guidance Details  Reconciliation of Organic Growth  Adjusted Amounts Reconciliation – Consolidated Statement of Income  Adjusted Amounts Reconciliation – Segment Operating Income  Reconciliation of North American Filtration Division Margin to North American Filtration Division Adjusted Margin  Reconciliation of EBITDA to Adjusted EBITDA  Reconciliation of Free Cash Flow Margin  Supplemental Sales Information – Global Technology Platforms  Reconciliation of Q3 FY25 Guidance  Reconciliation of FY25 Guidance 17

FY25 Guidance Details

Sales Growth vs. Prior Year	As Reported	Organic[1]
Diversified Industrial Segment		
North America Businesses	(8%) – (5%)	(4%) – (1%)
International Businesses	(4%) – (1%)	(1.5%) – 1.5%
Aerospace Systems Segment	9.5% – 12.5%	9.5% – 12.5%
Parker	**(2%) – 1%**	**0.5% – 3.5%**

Segment Operating Margins	As Reported	Adjusted[1]
Diversified Industrial Segment		
North America Businesses	~23.2%	~25.4%
International Businesses	~21.9%	~24.1%
Aerospace Systems Segment	~22.8%	~28.0%
Parker	**~22.7%**	**~25.8%**

Earnings Per Share	As Reported	Adjusted[1]
Midpoint	**$24.76**	**$26.70**
Range	**$24.46 - $25.06**	**$26.40 - $27.00**

1. Includes certain non-GAAP adjustments and financial measures.

Additional Items	As Reported	Adjusted[1]
Corporate G&A	**~$215M**	**~$215M**
Interest Expense	**~$405M**	**~$405M**
Other (Income) Expense	**(~$215M)**	**~$45M**
Tax Rate	**~21%**	**~22%**
Diluted Shares Outstanding	**~130.7M**	

Detail of Pre-Tax Adjustments to:	Segment Margins	Below Segment
Acquired Intangible Asset Amortization	**~$550M**	—
Business Realignment Charges	**~$50M**	**~$1.7M**
Integration Costs to Achieve	**~$20M**	—
Gain on Sale of Building	—	**(~$10.5M)**
Gain on Divestitures	—	**(~$250M)**

Parker

18

Reconciliation of Organic Growth

(Dollars in thousands)
(Unaudited)

	Quarter-to-Date				
Net Sales	**As Reported December 31, 2024**	**Currency**	**Divestitures**	**Adjusted December 31, 2024**	**As Reported December 31, 2023**
Diversified Industrial	$ 3,252,806	$ 46,362	$ 67,385	**$ 3,366,553**	$ 3,514,473
Aerospace Systems	1,489,787	(58)	-	**1,489,729**	1,306,474
Total Parker Hannifin	$ 4,742,593	$ 46,304	$ 67,385	**$ 4,856,282**	$ 4,820,947

	As reported	Currency	Divestitures	**Organic**
Diversified Industrial	(7.4)%	(1.3)%	(1.9)%	**(4.2)%**
Aerospace Systems	14.0 %	0.0 %	0.0 %	**14.0 %**
Total Parker Hannifin	(1.6)%	(0.9)%	(1.4)%	**0.7 %**

Supplemental Information:

Net Sales	**As Reported December 31, 2024**	**Currency**	**Divestitures**	**Adjusted December 31, 2024**	**As Reported December 31, 2023**
Diversified Industrial:					
North America businesses	$ 1,928,008	$ 8,913	$ 67,385	**$ 2,004,306**	$ 2,110,203
International businesses					
Europe	697,997	10,175	-	**708,172**	772,351
Asia Pacific	552,813	14,609	-	**567,422**	553,076
Latin America	73,988	12,665	-	**86,653**	78,843
International businesses	$ 1,324,798	$ 37,449	$ -	**$ 1,362,247**	$ 1,404,270

	As reported	Currency	Divestitures	**Organic**
Diversified Industrial:				
North America businesses	(8.6)%	(0.4)%	(3.2)%	**(5.0)%**
International businesses				
Europe	(9.6)%	(1.3)%	0.0 %	**(8.3)%**
Asia Pacific	(0.0)%	(2.6)%	0.0 %	**2.6 %**
Latin America	(6.2)%	(16.1)%	0.0 %	**9.9 %**
International businesses	(5.7)%	(2.7)%	0.0 %	**(3.0)%**

Parker

19

Adjusted Amounts Reconciliation
Consolidated Statement of Income

(Dollars in thousands, except per share data)
(Unaudited)

Quarter-to-Date FY 2025

	As Reported December 31, 2024	% of Sales	Acquired Intangible Asset Amortization	Business Realignment Charges	Meggitt Costs to Achieve	Gain on Divestitures	Adjusted December 31, 2024	% of Sales
Net sales	$ 4,742,593	100.0 %	$ -	$ -	$ -	$ -	$ 4,742,593	100.0 %
Cost of sales	3,022,229	63.7 %	23,068	10,590	154	-	2,988,417	63.0 %
Selling, general and admin. expenses	782,421	16.5 %	115,058	9,714	6,739	-	650,910	13.7 %
Interest expense	100,802	2.1 %	-	-	-	-	100,802	2.1 %
Other (income) expense, net	(328,716)	(6.9)%	-	551	-	(249,748)	(79,519)	(1.7)%
Income before income taxes	1,165,857	24.6 %	(138,126)	(20,855)	(6,893)	249,748	1,081,983	22.8 %
Income taxes	217,208	4.6 %	31,769	4,797	1,585	(26,714)	228,645	4.8 %
Net income	948,649	20.0 %	(106,357)	(16,058)	(5,308)	223,034	853,338	18.0 %
Less: Noncontrolling interests	107	0.0 %	-	-	-	-	107	0.0 %
Net income - common shareholders	$ 948,542	20.0 %	$ (106,357)	$ (16,058)	$ (5,308)	$ 223,034	$ 853,231	18.0 %
Diluted earnings per share	$ 7.25		$ (0.81)	$ (0.13)	$ (0.04)	$ 1.70	$ 6.53	

Quarter-to-Date FY 2024

	As Reported December 31, 2023	% of Sales	Acquired Intangible Asset Amortization	Business Realignment Charges	Meggitt Costs to Achieve	Gain on Divestiture	Adjusted December 31, 2023	% of Sales
Net sales	$ 4,820,947	100.0 %	$ -	$ -	$ -	$ -	$ 4,820,947	100.0 %
Cost of sales	3,101,962	64.3 %	27,227	8,467	855	-	3,065,413	63.6 %
Selling, general and admin. Expenses	806,802	16.7 %	114,800	4,695	9,159	-	678,148	14.1 %
Interest expense	129,029	2.7 %	-	-	-	-	129,029	2.7 %
Other (income) expense, net	(85,011)	(1.8)%	-	1,192	-	(12,391)	(73,812)	(1.5)%
Income before income taxes	868,165	18.0 %	(142,027)	(14,354)	(10,014)	12,391	1,022,169	21.2 %
Income taxes	186,108	3.9 %	33,660	3,402	2,373	(5,959)	219,584	4.6 %
Net income	682,057	14.1 %	(108,367)	(10,952)	(7,641)	6,432	802,585	16.6 %
Less: Noncontrolling interests	206	0.0 %	-	-	-	-	206	0.0 %
Net income - common shareholders	$ 681,851	14.1 %	$ (108,367)	$ (10,952)	$ (7,641)	$ 6,432	$ 802,379	16.6 %
Diluted earnings per share	$ 5.23		$ (0.83)	$ (0.08)	$ (0.06)	$ 0.05	$ 6.15	

20

Adjusted Amounts Reconciliation
Segment Operating Income

(Dollars in thousands)
(Unaudited)

	Quarter-to-Date FY 2025							
	As Reported December 31, 2024	**% of Sales**	**Acquired Intangible Asset Amortization**	**Business Realignment Charges**	**Meggitt Costs to Achieve**	**Gain on Divestitures**	**Adjusted December 31, 2024**	**% of Sales[2]**
Diversified Industrial[1]	$ 710,562	21.8%	$ 62,570	$ 19,343	$ 627	$ -	**$ 793,102**	**24.4%**
Aerospace Systems[1]	338,184	22.7%	75,556	386	6,266	-	**420,392**	**28.2%**
Total segment operating income	1,048,746	22.1%	(138,126)	(19,729)	(6,893)	-	**1,213,494**	**25.6%**
Corporate administration	56,264	1.2%	-	575	-	-	**55,689**	**1.2%**
Income before interest and other	992,482	20.9%	(138,126)	(20,304)	(6,893)	-	**1,157,805**	**24.4%**
Interest expense	100,802	2.1%	-	-	-	-	**100,802**	**2.1%**
Other (income) expense	(274,177)	-5.8%	-	551	-	(249,748)	**(24,980)**	**-0.5%**
Income before income taxes	$ 1,165,857	24.6%	$ (138,126)	$ (20,855)	$ (6,893)	$ 249,748	**$ 1,081,983**	**22.8%**
Supplemental Information:								
Diversified Industrial:								
North America businesses[1]	$ 426,567	22.1%	$ 40,985	$ 5,444	$ 445	$ -	**$ 473,441**	**24.6%**
International businesses[1]	283,995	21.4%	21,585	13,899	182	-	**319,661**	**24.1%**

	Quarter-to-Date FY 2024							
	As Reported December 31, 2023	**% of Sales**	**Acquired Intangible Asset Amortization**	**Business Realignment Charges**	**Meggitt Cost to Achieve**	**Gain on Divestiture**	**Adjusted December 31, 2023**	**% of Sales[2]**
Diversified Industrial[1]	$ 752,334	21.4%	$ 67,309	$ 13,285	$ 871	$ -	**$ 833,799**	**23.7%**
Aerospace Systems[1]	263,112	20.1%	74,718	(123)	9,143	-	**346,850**	**26.5%**
Total segment operating income	1,015,446	21.1%	(142,027)	(13,162)	(10,014)	-	**1,180,649**	**24.5%**
Corporate administration	49,902	1.0%	-	-	-	-	**49,902**	**1.0%**
Income before interest and other	965,544	20.0%	(142,027)	(13,162)	(10,014)	-	**1,130,747**	**23.5%**
Interest expense	129,029	2.7%	-	-	-	-	**129,029**	**2.7%**
Other (income) expense	(31,650)	-0.7%	-	1,192	-	(12,391)	**(20,451)**	**-0.4%**
Income before income taxes	$ 868,165	18.0%	$ (142,027)	$ (14,354)	$ (10,014)	$ 12,391	**$ 1,022,169**	**21.2%**
Supplemental Information:								
Diversified Industrial:								
North America businesses[1]	$ 461,850	21.9%	$ 44,699	$ 3,250	$ 562	$ -	**$ 510,361**	**24.2%**
International businesses[1]	290,484	20.7%	22,610	10,035	309	-	**323,438**	**23.0%**

1. Segment operating income as a percent of sales is calculated on segment sales.
2. Adjusted amounts as a percent of sales are calculated on as reported sales.

Parker

21

Reconciliation of North American Filtration Division Margin to North American Filtration Division Adjusted Margin 22 (Unaudited) (Amounts in percentages) 6 Months ended 12/31/23 6 Months ended 12/31/24 North American Filtration Division Margin 22.3% 22.5% Adjustments: Acquisition-related intangible asset amortization expense 2.9% 3.0% Business realignment charges 0.0% 0.2% North American Filtration Division Adjusted Margin 25.2% 25.7%

Reconciliation of EBITDA to Adjusted EBITDA (Dollars in thousands) Three Months Ended (Unaudited) December 31, 2024 % of Sales 2023 % of Sales Net sales $ 4,742,593 100.0% $ 4,820,947 100.0% Net income $ 948,649 20.0% $ 682,057 14.1% Income taxes 217,208 4.6% 186,108 3.9% Depreciation 87,697 1.8% 85,751 1.8% Amortization 138,126 2.9% 142,027 2.9% Interest expense 100,802 2.1% 129,029 2.7% EBITDA 1,492,482 31.5% 1,224,972 25.4% Adjustments: Business realignment charges 20,855 0.4% 14,354 0.3% Meggitt costs to achieve 6,893 0.1% 10,014 0.2% Gain on divestitures (249,748) -5.3% (12,391) -0.3% EBITDA - Adjusted $ 1,270,482 26.8% $ 1,236,949 25.7% EBITDA margin 31.5% 25.4 % EBITDA margin - Adjusted 26.8% 25.7% 23

Reconciliation of Free Cash Flow Margin (Unaudited) (Dollars in thousands) 2024 2023 Net Sales 9,646,577$ 9,668,435$ Cash Flow from Operations 1,678,733$ 1,351,987$ Capital Expenditures (216,493) (204,117) Free Cash Flow 1,462,240$ 1,147,870$ Free Cash Flow Margin 15.2% 11.9% Six Months Ended December 31, 24

Supplemental Sales Information Global Technology Platforms 25 (Unaudited) (Dollars in thousands) 2024 2023 Net sales Diversified Industrial: Motion Systems $ 804,462 $ 917,966 Flow and Process Control 1,059,614 1,122,400 Filtration and Engineered Materials 1,388,730 1,474,107 Aerospace Systems 1,489,787 1,306,474 Total $ 4,742,593 $ 4,820,947 Three Months Ended December 31,

RECONCILIATION OF FORECASTED EARNINGS PER SHARE (Unaudited) (Amounts in dollars) Q3 Fiscal Year 2025 Forecasted earnings per diluted share ~$5.71 Adjustments: Business realignment charges 0.10 Costs to achieve 0.03 Acquisition-related intangible asset amortization expense 1.05 Tax effect of adjustments1 (0.24) Adjusted forecasted earnings per diluted share ~$6.65 Reconciliation of Q3 FY25 Guidance 1. This line item reflects the aggregate tax effect of all non-tax adjustments reflected in the preceding line items of the table. We estimate the tax effect of each adjustment item by applying our overall effective tax rate for continuing operations to the pre-tax amount, unless the nature of the item and/or the tax jurisdiction in which the item has been recorded requires application of a specific tax rate or tax treatment, in which case the tax effect of such item is estimated by applying such specific tax rate or tax treatment. *Totals may not foot due to rounding 26

Reconciliation of FY25 Guidance

RECONCILIATION OF ORGANIC GROWTH

(Unaudited)
(Amounts in percentages)

	Fiscal Year 2025			
	Forecasted Net Sales	**Currency**	**Divestitures**	**Adjusted Forecasted Net Sales**
Diversified Industrial				
North America Businesses	(8.0%) to (5.0%)	~0.5%	~3.5%	(4.0%) to (1.0%)
International Businesses	(4.0%) to (1.0%)	~2.5%	-	(1.5%) to 1.5%
Aerospace Systems	9.5% to 12.5%	~0.0%	-	9.5% to 12.5%
Parker	**(2.0%) to 1.0%**	**~1.0%**	**~1.5%**	**0.5% to 3.5%**

RECONCILIATION OF OPERATING INCOME TO ADJUSTED OPERATING INCOME

(Unaudited)
(Amounts in percentages)

	Fiscal Year 2025				
	Forecasted Segment Operating Margin	**Business Realignment Charges**	**Costs to Achieve**	**Acquisition-Related Intangible Asset Amortization Expense**	**Adjusted Forecasted Segment Operating Margin**
Diversified Industrial					
North America Businesses	~23.2%	~0.2%	-	~2.0%	~25.4%
International Businesses	~21.9%	~0.6%	-	~1.6%	~24.1%
Aerospace Systems	~22.8%	-	~0.3%	~4.9%	~28.0%
Parker	**~22.7%**	**~0.2%**	**~0.1%**	**~2.8%**	**~25.8%**

RECONCILIATION OF FORECASTED EARNINGS PER SHARE

(Unaudited)

(Amounts in dollars)	Fiscal Year 2025
Forecasted earnings per diluted share	**$24.46 to $25.06**
Adjustments:	
Business realignment charges	**0.39**
Costs to achieve	**0.15**
Acquisition-related intangible asset amortization expense	**4.22**
Net gain on divestitures	**(1.91)**
Gain on sale of building	**(0.08)**
Tax effect of adjustments[1]	**(0.83)**
Adjusted forecasted earnings per diluted share	**$26.40 to $27.00**

RECONCILIATION OF CASH FLOW FROM OPERATIONS TO FREE CASH FLOW

(Unaudited)

(Dollars in millions)	Fiscal Year 2025
Cash flow from operations	**$3,400 to $3,700**
Less: Capital Expenditures	~(400)
Free cash flow	**$3,000 to $3,300**

1. This line item reflects the aggregate tax effect of all non-tax adjustments reflected in the preceding line items of the table. We estimate the tax effect of each adjustment item by applying our overall effective tax rate for continuing operations to the pre-tax amount, unless the nature of the item and/or the tax jurisdiction in which the item has been recorded requires application of a specific tax rate or tax treatment, in which case the tax effect of such item is estimated by applying such specific tax rate or tax treatment.

*Totals may not foot due to rounding

Parker

27